UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  June 30, 2009

MERRIMAN CURHAN FORD GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15831 (Commission File Number)	11-2936371 (IRS Employer Identification No.)

600 California Street, 9th Floor, San Francisco, California ( Address of Principal Executive Offices)	94108 (Zip Code)

Registrant's telephone number, including area code (415) 248-5600

(Former Name or Former Address, if Changed Since Last Report)

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b) Resignation of Officer

Robert E. Ford resigned from his position as President of Merriman Curhan Ford Group, Inc. effective June 30, 2009.  At the time of resignation, there were no disputes between Mr. Ford and the Company.  Mr. Ford is leaving this position in order to spend more time strengthening and adding client relationships and driving revenue at the Company’s Merriman Curhan Ford & Co., Inc. subsidiary and will retain his position as President of the MCF Services Group of that subsidiary.

Item 8.01	Other Information

Effective June 30, 2009, Peter V. Coleman was appointed Chief Executive Officer of the Company’s subsidiary, Merriman Curhan Ford & Co., Inc. and Henry Tang was appointed Chief Financial Officer of the same subsidiary.  D. Jonathan Merriman remains Chief Executive Officer of the Company.

Item 9.01	Exhibits

(d) Exhibits.

99.1	Press Release announcing management changes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMAN CURHAN FORD GROUP, INC.

Date: June 30, 2009	By:	/s/ D. JONATHAN MERRIMAN
D. Jonathan Merriman Chief Executive Officer